EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR JEFFERSON, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 26, 2018, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between BRE Jefferson St. Andrews Owner LLC, a Delaware limited liability company (“Seller”) and Assignor for the purchase and sale of that certain real property located in Plainfield, Indiana, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

Assignment of PSA - SIR Jefferson, LLC	1

WITNESS THE EXECUTION HEREOF, as of this June 11, 2018.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: __/s/ Ana Marie del Rio__________
Ana Marie del Rio, Vice President

ASSIGNEE:

SIR JEFFERSON, LLC
a Delaware limited liability company

By:     Steadfast Income Advisor, LLC,
a Delaware limited liability company,
its Manager

By: __/s/ Kevin Keating_____________
Kevin J. Keating,
Chief Accounting Officer

Assignment of PSA - SIR Jefferson, LLC	2

Exhibit A

DESCRIPTION OF THE LAND

ALL THAT TRACT OR PARCEL OF LAND LYING IN AND BEING A PART OF LAND LOT 363 OF THE 18TH DISTRICT, DEKALB COUNTY, GEORGIA AND BEING MORE BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY OF VALLEY VIEW ROAD (60 FOOT RIGHT-OF-WAY) AND THE EASTERLY RIGHT-OF-WAY OF ASHFORD-DUNWOODY ROAD (RIGHT-OF-WAY VARIES) PROCEED NORTHERLY ALONG SAID ASHFORD-DUNWOODY ROAD RIGHT-OF-WAY 124.94 FEET TO A POINT AND THE TRUE POINT OF BEGINNING.

THENCE PROCEED ALONG SAID RIGHT-OF-WAY NORTH 01 DEGREE 38 MINUTES 09 SECONDS WEST 616.66 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE RIGHT NORTH 41 DEGREES 35 MINUTES 01 SECOND EAST WITH AN ARC LENGTH OF 96.59 FEET AND A RADIUS OF 59 FEET TO A POINT; THENCE PROCEED NORTH 84 DEGREES 48 MINUTES 12 SECONDS EAST A DISTANCE OF 309.31 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE LEFT NORTH 44 DEGREES 58 MINUTES 59 SECONDS EAST WITH AN ARC LENGTH OF 485.88 FEET AND A RADIUS OF 360.30 FEET TO A POINT; THENCE PROCEED NORTH 05 DEGREES 44 MINUTES 20 SECONDS EAST A DISTANCE OF 353.16 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE RIGHT NORTH 38 DEGREES 12 MINUTES 51 SECONDS EAST WITH AN ARC LENGTH OF 328.64 FEET AND A RADIUS OF 287.70 FEET TO A POINT; THENCE PROCEED NORTH 70 DEGREES 19 MINUTES 47 SECONDS EAST 233.32 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE LEFT NORTH 68 DEGREES 52 MINUTES 34 SECONDS EAST WITH AN ARC LENGTH OF 72.96 FEET AND A RADIUS OF 356.71 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY PROCEED SOUTH 23 DEGREES 47 MINUTES 37 SECONDS EAST A DISTANCE OF 75.25 FEET TO A POINT; THENCE PROCEED SOUTH 63 DEGREES 40 MINUTES 14 SECONDS WEST 246.87 FEET TO A POINT; THENCE PROCEED SOUTH 02 DEGREES 02 MINUTES 36 SECONDS EAST 369.16 FEET TO A POINT; THENCE PROCEED SOUTH 47 DEGREES 51 MINUTES 55 SECONDS EAST 465.94 FEET TO A POINT; THENCE PROCEED NORTH 89 DEGREES 11 MINUTES 41 SECONDS WEST 250.00 FEET TO A POINT; THENCE PROCEED SOUTH 06 DEGREES 08 MINUTES 50 SECONDS WEST 261.70 FEET TO A POINT; THENCE PROCEED NORTH 87 DEGREES 43 MINUTES 14 SECONDS WEST 100.00 FEET TO A POINT; THENCE PROCEED SOUTH 27 DEGREES 07 MINUTES 21 SECONDS EAST 93.58 FEET TO A POINT: THENCE PROCEED SOUTH 51 DEGREES 40 MINUTES 51 SECONDS WEST 91.67 FEET TO A POINT; THENCE

Assignment of PSA - SIR Jefferson, LLC	3

PROCEED SOUTH 24 DEGREES 02 MINUTES 19 SECONDS EAST 28.50 FEET TO A POINT; THENCE PROCEED SOUTH 11 DEGREES 34 MINUTES 21 SECONDS WEST 142.13 FEET TO A POINT; THENCE PROCEED SOUTH 23 DEGREES 19 MINUTES 16 SECONDS WEST 57.64 FEET TO A POINT; THENCE PROCEED SOUTH 87 DEGREES 55 MINUTES 58 SECONDS EAST 47.00 FEET TO A POINT; THENCE PROCEED SOUTH 03 DEGREES 51 MINUTES 24 SECONDS EAST 253 .68 FEET TO A POINT ALONG THE NORTHERN BOUNDARY OF THE VALLEY VIEW SUBDIVISION AS MORE PARTICULARLY DESCRIBED IN PLAT BOOK 23, PAGE 9, DEKALB COUNTY, GEORGIA RECORDS; THENCE PROCEED ALONG SAID BOUNDARY NORTH 89 DEGREES 14 MINUTES 06 SECONDS WEST 300.84 FEET TO A POINT; THENCE PROCEED SOUTH 89 DEGREES 18 MINUTES 03 SECONDS WEST 129.97 FEET TO A POINT; THENCE PROCEED SOUTH 89 DEGREES 21 MINUTES 21 SECONDS WEST 260.08 FEET TO A POINT; THENCE PROCEED SOUTH 89 DEGREES 17 MINUTES 46 SECONDS WEST 130.05 FEET TO A POINT; THENCE PROCEED NORTH 89 DEGREES 56 MINUTES 55 SECONDS WEST A DISTANCE OF 145.07 FEET TO A POINT ON SAID RIGHT-OF-WAY OF ASHFORD-DUNWOODY ROAD AND THE TRUE POINT OF BEGINNING; CONTAINING 24.74 ACRES AS MORE PARTICULARLY DESCRIBED ON THAT CERTAIN PLAT OF SURVEY FOR NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, MAGNOLIA COMMONS JOINT VENTURE AND CHICAGO TITLE INSURANCE COMPANY, PREPARED BY BLUE RIDGE ENGINEERING, INC., DATED SEPTEMBER 17, 1994, LAST REVISED MARCH 21, 1995, BEARING THE SEAL AND CERTIFICATION OF H. TATE JONES, GEORGIA PROFESSIONAL LAND SURVEYOR NO. 2339.

Assignment of PSA - SIR Jefferson, LLC	4